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Exhibit 10.46.3

SECOND AMENDMENT TO INCENTIVE AGREEMENT

        This Second Amendment is made and entered into as of August 30, 2001 (the "Second Amendment") by and between Ask Jeeves, Inc. (the "Company") and George Lichter. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

RECITALS

        WHEREAS, George Lichter and the Company have entered into that certain Incentive Agreement, dated January 2, 2001, and amended June 18, 2001 (the "Agreement"); and

        WHEREAS, the parties desire to amend the Agreement to further extend the Grant Deadline to effectuate the transfers described in Section 2.2. of the Agreement.

        NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

AGREEMENT

        1.    Grant Date Extension.    The Grant Deadline is hereby extended to September 30, 2001.

        2.    No Other Modifications.    Except as expressly modified by this Second Amendment, all other provisions of the Agreement shall remain in full force and effect.

        IN WITNESS WHEREOF, this Second Amendment is effective as of the first date written above.

ASK JEEVES, INC.

By:	/s/ CYNTHIA PEVEHOUSE
Name:
Title:

By:	/s/ GEORGE LICHTER
Name:	George Lichter

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  Exhibit 10.46.3